UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 15, 2005
CROSSTEX ENERGY, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	000-50067	16-1616605

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS, SUITE 100
DALLAS, TEXAS	75201

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 953-9500
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On November 15, 2005, Crosstex Energy, L.P. (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with respect to the issuance and sale in an underwritten public offering (the “Offering”) by the Partnership of 3,500,000 common units representing limited partner interests of the Partnership (“Common Units”). The underwriters were also granted an option to purchase up to an additional 525,000 Common Units from the Partnership. The Common Units to be sold in the Offering were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3 (File No. 333-116538). The closing of the Offering is expected to occur on November 21, 2005. The foregoing description is qualified in its entirety by reference to the text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.
     As previously reported on the Partnership’s Current Report on Form 8-K dated November 1, 2005, the Partnership completed the sale of 2,850,165 senior subordinated Series B units representing limited partner interests of the Partnership (the “Senior Subordinated Series B Units”) to certain purchasers pursuant to a private placement transaction on November 1, 2005. On November 14, 2005, the Senior Subordinated Series B Units automatically converted into Common Units at a ratio of one Common Unit for each Senior Subordinated Series B Unit. The Common Units were issued pursuant to an exemption from registration provided by Section 3(a)(9) of the Securities Act.

Item 7.01	Regulation FD Disclosure.
     On November 15, 2005, the Partnership issued a press release announcing the pricing of the Common Units to be issued and sold pursuant to the Common Unit Offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. In accordance with General Instruction B.2. of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibit 99.1 are deemed to be furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

EXHIBIT
NUMBER		DESCRIPTION

1.1	—	Underwriting Agreement, dated as of November 15, 2005, by and among the Partnership, Crosstex Energy Services, L.P., Crosstex Operating GP, LLC and the underwriters named therein.

5.1	—	Opinion of Baker Botts L.L.P. as to the legality of the Common Units.

8.1	—	Opinion of Baker Botts L.L.P. as to certain tax matters.

23.1	—	Consent of Baker Botts L.L.P. (included in Exhibits 5.1 and 8.1).

99.1	—	Press Release, dated November 15, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, L.P.

	By:	Crosstex Energy GP, L.P., its General Partner

	By:	Crosstex Energy GP, LLC, its General Partner

Date: November 16, 2005		By:	/s/ William W. Davis

William W. Davis
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION

1.1	—	Underwriting Agreement, dated as of November 15, 2005, by and among the Partnership, Crosstex Energy Services, L.P., Crosstex Operating GP, LLC and the underwriters named therein.

5.1	—	Opinion of Baker Botts L.L.P. as to the legality of the Common Units.

8.1	—	Opinion of Baker Botts L.L.P. as to certain tax matters.

23.1	—	Consent of Baker Botts L.L.P. (included in Exhibits 5.1 and 8.1).

99.1	—	Press Release, dated November 15, 2005.